EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FIRST-QUARTER 2016 RESULTS

HOUSTON, May 3, 2016 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2016 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the first quarter of 2016 totaled $47.0 million, or $0.31 per common unit (diluted), with first-quarter 2016 Adjusted EBITDA(1) of $231.1 million and first-quarter 2016 Distributable cash flow(1) of $191.9 million. Financial and operational information has been recast to include the financial position and results attributable to the acquisition of Springfield as if it had occurred at the beginning of the period.
WES previously declared a quarterly distribution of $0.815 per unit for the first quarter of 2016. This distribution represented a 2% increase over the prior quarter’s distribution and a 12% increase over the first-quarter 2015 distribution of $0.725 per unit. The first-quarter 2016 Coverage ratio(1) of 1.21 times was based on the quarterly distribution of $0.815 per unit and is calculated by dividing the quarter’s Distributable cash flow(1) by quarterly distributions paid to the general partner and common unitholders. Inclusion of $13.0 million(2) of the expected recoveries under WES’s business interruption insurance in Distributable cash flow(1) would result in a ratio of 1.29 times.
“Our first quarter was driven by solid operating performance in a challenging environment. Furthermore, we were able to resume partial service at Ramsey III at the beginning of the second quarter and we look forward to bringing Ramsey IV online as scheduled,” said Chief Executive Officer, Don Sinclair. “We are leaving our previously issued guidance for 2016 unchanged.”

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.
(2) Represents the midpoint of WES’s anticipated range of $11 million to $15 million in reimbursable amounts for the quarter.

Total throughput attributable to WES for natural gas assets for the first quarter of 2016 averaged 3.8 Bcf/d, which was 4% below the prior quarter and 11% below the first quarter of 2015. The sequential decline in throughput was primarily attributable to the December 2015 incident at the Ramsey complex. The throughput decline from the first quarter of 2015 was also impacted by the Ramsey incident, as well as the sale of the Dew and Pinnacle systems in July 2015. Total throughput for crude/NGL assets for the first quarter of 2016 averaged 184 MBbls/d, which was 2% below the prior quarter and 1% above the first quarter of 2015.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $132.3 million on a cash basis and $139.0 million on an accrual basis during the first quarter of 2016, with maintenance capital expenditures on a cash basis of $18.9 million, or 8% of Adjusted EBITDA(1).
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the first quarter of 2016 totaled $70.5 million, or $0.32 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.42375 per unit for the first quarter of 2016. This distribution represented a 5% increase over the prior quarter’s distribution and a 24% increase over the first-quarter 2015 distribution of $0.34250. WGP received distributions from WES of $93.3 million attributable to the first quarter and will pay $92.8 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, May 4, 2016, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss first-quarter 2016 results. Individuals who would like to participate should dial 844-836-8745 (Domestic) or 412-317-5439 (International) approximately 15 minutes before the scheduled conference call time. Pre-registration is available through the investor relations page at www.westerngas.com. Pre-registrants will be issued a personal identification number to use when dialing in to the live conference call, which will enable the participant to bypass the operator and gain immediate access to the call. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, the Mid-Continent, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income (loss) attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income (loss) attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (loss) (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended March 31,
thousands except Coverage ratio	2016		2015 (1)
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$116,060		$(156,493)
Add:
Distributions from equity investees	24,639		21,670
Non-cash equity-based compensation expense	1,303		1,112
Interest expense, net (non-cash settled) (2)	4,537		1,420
Income tax (benefit) expense	6,633		12,270
Depreciation and amortization (3)	64,439		68,327
Impairments	6,518		272,624
Above-market component of swap extensions with Anadarko	6,813		—
Less:
Gain (loss) on divestiture and other, net	(632)		(6)
Equity income, net	16,814		18,220
Cash paid for maintenance capital expenditures (3)	18,897		14,113
Capitalized interest	1,849		3,094
Cash paid for (reimbursement of) income taxes	67		(138)
Series A Preferred unit distributions	1,887		—
Other income (3)	122		69
Distributable cash flow	$191,938		$185,578
Distributions declared (4)
Limited partners - common units	$106,493
General partner	52,412
Total	$158,905
Coverage ratio	1.21	x

(1)
In March 2016, WES acquired Springfield Pipeline LLC (“Springfield”) from Anadarko. Springfield owns a 50.1% interest in an oil gathering system and a gas gathering system, such interest being referred to as the “Springfield system.” Financial information has been recast to include the financial position and results attributable to the Springfield system.

(2)	Includes accretion expense related to the Deferred purchase price obligation - Anadarko associated with the acquisition of DBJV.

(3)	Includes WES’s 75% share of depreciation and amortization; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(4)	Reflects cash distributions of $0.815 per unit declared for the three months ended March 31, 2016.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit and other income.

	Three Months Ended March 31,
thousands	2016	2015 (1)
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$116,060	$(156,493)
Add:
Distributions from equity investees	24,639	21,670
Non-cash equity-based compensation expense	1,303	1,112
Interest expense	32,036	22,960
Income tax expense	6,633	12,270
Depreciation and amortization (2)	64,439	68,327
Impairments	6,518	272,624
Less:
Gain (loss) on divestiture and other, net	(632)	(6)
Equity income, net	16,814	18,220
Interest income – affiliates	4,225	4,225
Other income (2)	122	69
Adjusted EBITDA attributable to Western Gas Partners, LP	$231,099	$219,962

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$231,099	$219,962
Adjusted EBITDA attributable to noncontrolling interest	3,677	3,872
Interest income (expense), net	(27,811)	(18,735)
Uncontributed cash-based compensation awards	(72)	(77)
Accretion and amortization of long-term obligations, net	5,467	2,112
Current income tax benefit (expense)	(4,781)	(6,461)
Other income (expense), net	124	71
Distributions from equity investments in excess of cumulative earnings	(4,784)	(2,964)
Changes in operating working capital:
Accounts receivable, net	12,558	(14,633)
Accounts and imbalance payables and accrued liabilities, net	17,978	12,796
Other	3,048	(1,110)
Net cash provided by (used in) operating activities	$236,503	$194,833
Cash flow information of Western Gas Partners, LP
Net cash provided by (used in) operating activities	$236,503	$194,833
Net cash provided by (used in) investing activities	$(842,818)	$(214,224)
Net cash provided by (used in) financing activities	$616,761	$10,976

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

(2)	Includes WES’s 75% share of depreciation and amortization and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended March 31,
thousands	2016	2015 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income (loss)
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$276,529	$271,246
Adjusted gross margin for crude/NGL assets	34,695	31,404
Adjusted gross margin attributable to Western Gas Partners, LP	311,224	302,650
Adjusted gross margin attributable to noncontrolling interest	4,421	4,808
Gain (loss) on divestiture and other, net	(632)	(6)
Equity income, net	16,814	18,220
Reimbursed electricity-related charges recorded as revenues	15,668	11,810
Less:
Distributions from equity investees	24,639	21,670
Operation and maintenance	76,213	76,185
General and administrative	11,277	11,081
Property and other taxes	10,350	9,280
Depreciation and amortization	65,095	68,975
Impairments	6,518	272,624
Operating income (loss)	$153,403	$(122,333)

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2016	2015 (1)
Revenues and other
Gathering, processing and transportation	$294,004	$270,268
Natural gas and natural gas liquids sales	88,556	165,672
Other	581	1,066
Total revenues and other	383,141	437,006
Equity income, net	16,814	18,220
Operating expenses
Cost of product	76,467	139,408
Operation and maintenance	76,213	76,185
General and administrative	11,277	11,081
Property and other taxes	10,350	9,280
Depreciation and amortization	65,095	68,975
Impairments	6,518	272,624
Total operating expenses	245,920	577,553
Gain (loss) on divestiture and other, net	(632)	(6)
Operating income (loss)	153,403	(122,333)
Interest income – affiliates	4,225	4,225
Interest expense	(32,036)	(22,960)
Other income (expense), net	124	71
Income (loss) before income taxes	125,716	(140,997)
Income tax (benefit) expense	6,633	12,270
Net income (loss)	119,083	(153,267)
Net income (loss) attributable to noncontrolling interest	3,023	3,226
Net income (loss) attributable to Western Gas Partners, LP	$116,060	$(156,493)
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$116,060	$(156,493)
Pre-acquisition net (income) loss allocated to Anadarko	(11,326)	(25,039)
Series A Preferred units interest in net (income) loss	(2,329)	—
General partner interest in net (income) loss	(55,400)	(37,177)
Common and Class C limited partners’ interest in net income (loss)	47,005	(218,709)
Net income (loss) per common unit – basic and diluted	$0.31	$(1.61)
Weighted-average common units outstanding – basic	128,990	127,736
Weighted-average common units outstanding – diluted	143,355	138,674

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2016	December 31, 2015 (1)
Current assets	$291,807	$299,217
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,940,219	4,858,779
Other assets	1,868,534	1,883,201
Total assets	$7,360,560	$7,301,197
Current liabilities	$259,467	$235,488
Long-term debt	3,021,325	2,690,651
Asset retirement obligations and other	138,032	268,356
Deferred purchase price obligation – Anadarko	193,211	188,674
Total liabilities	$3,612,035	$3,383,169
Equity and partners’ capital
Series A Preferred units (14,030,611 and zero units issued and outstanding at March 31, 2016, and December 31, 2015, respectively)	$420,582	$—
Common units (130,666,567 and 128,576,965 units issued and outstanding at March 31, 2016, and December 31, 2015, respectively)	2,417,194	2,588,991
Class C units (11,735,446 and 11,411,862 units issued and outstanding at March 31, 2016, and December 31, 2015, respectively)	718,334	710,891
General partner units (2,583,068 units issued and outstanding at March 31, 2016, and December 31, 2015)	125,846	120,164
Net investment by Anadarko	—	430,598
Noncontrolling interest	66,569	67,384
Total liabilities, equity and partners’ capital	$7,360,560	$7,301,197

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2016	2015 (1)
Cash flows from operating activities
Net income (loss)	$119,083	$(153,267)
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	65,095	68,975
Impairments	6,518	272,624
Gain (loss) on divestiture and other, net	632	6
Change in other items, net	45,175	6,495
Net cash provided by (used in) operating activities	236,503	194,833
Cash flows from investing activities
Capital expenditures	$(136,987)	$(211,567)
Contributions in aid of construction costs from affiliates	2,369	—
Acquisitions from affiliates	(713,596)	(765)
Investments in equity affiliates	474	(4,878)
Distributions from equity investments in excess of cumulative earnings	4,784	2,964
Proceeds from the sale of assets to third parties	138	22
Net cash provided by (used in) investing activities	(842,818)	(214,224)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$330,000	$140,000
Repayments of debt	—	(30,000)
Increase (decrease) in outstanding checks	(994)	(2,198)
Proceeds from the issuance of common and general partner units, net of offering expenses	25,000	31,075
Proceeds from the issuance of Series A Preferred units, net of offering expenses	440,000	—
Distributions to unitholders	(152,588)	(126,044)
Distributions to noncontrolling interest owner	(3,838)	(3,150)
Net contributions from (distributions to) Anadarko	(27,632)	1,293
Above-market component of swap extensions with Anadarko	6,813	—
Net cash provided by (used in) financing activities	616,761	10,976
Net increase (decrease) in cash and cash equivalents	10,446	(8,415)
Cash and cash equivalents at beginning of period	98,033	67,054
Cash and cash equivalents at end of period	$108,479	$58,639

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
MMcf/d except throughput measured in barrels and per-unit amounts	2016	2015 (1)
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	1,597	1,964
Processing	2,134	2,260
Equity investment (2)	185	165
Total throughput for natural gas assets	3,916	4,389
Throughput attributable to noncontrolling interest for natural gas assets	135	162
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,781	4,227
Throughput for crude/NGL assets (MBbls/d)
Gathering, treating and transportation	60	75
Equity investment (3)	124	107
Total throughput for crude/NGL assets	184	182
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (4)	$0.80	$0.71
Adjusted gross margin per Bbl for crude/NGL assets (5)	$2.07	$1.91

(1)	Throughput and adjusted gross margin have been recast to include results attributable to the Springfield system.

(2)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(3)
Represents equity investment throughput measured in barrels, which consists of WES’s 10% share of average of White Cliffs throughput, WES’s 25% share of Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput and WES’s 33.33% share of average FRP throughput.

(4)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets less reimbursements for electricity-related expenses recorded as revenue, and cost of product for natural gas assets plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product) divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(5)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues and other for crude/NGL assets less reimbursements for electricity-related expenses recorded as revenue, and cost of product for crude/NGL assets plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	March 31, 2016
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,080
Incentive distribution rights	49,331
Common units held by WGP	40,858
Less:
Public company general and administrative expense	1,238
Interest expense	$103
Cash available for distribution	$91,928
Declared distribution per common unit	$0.42375
Distributions declared by Western Gas Equity Partners, LP	$92,767
Coverage ratio	0.99	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2016	2015 (1)
Revenues and other
Gathering, processing and transportation	$294,004	$270,268
Natural gas and natural gas liquids sales	88,556	165,672
Other	581	1,066
Total revenues and other	383,141	437,006
Equity income, net	16,814	18,220
Operating expenses
Cost of product	76,467	139,408
Operation and maintenance	76,213	76,185
General and administrative	12,515	11,916
Property and other taxes	10,350	9,280
Depreciation and amortization	65,095	68,975
Impairments	6,518	272,624
Total operating expenses	247,158	578,388
Gain (loss) on divestiture and other, net	(632)	(6)
Operating income (loss)	152,165	(123,168)
Interest income – affiliates	4,225	4,225
Interest expense	(32,139)	(22,962)
Other income (expense), net	141	80
Income (loss) before income taxes	124,392	(141,825)
Income tax (benefit) expense	6,633	12,270
Net income (loss)	117,759	(154,095)
Net income (loss) attributable to noncontrolling interests	35,943	(137,723)
Net income (loss) attributable to Western Gas Equity Partners, LP	$81,816	$(16,372)
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$81,816	$(16,372)
Pre-acquisition net (income) loss allocated to Anadarko	(11,326)	(25,039)
Limited partners’ interest in net income (loss)	$70,490	$(41,411)
Net income (loss) per common unit – basic and diluted	$0.32	$(0.19)
Weighted-average number of common units outstanding – basic and diluted	218,919	218,910

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2016	December 31, 2015 (1)
Current assets	$295,121	$301,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,940,219	4,858,779
Other assets	1,870,343	1,883,201
Total assets	$7,365,683	$7,303,344
Current liabilities	$260,010	$235,565
Long-term debt	3,049,325	2,690,651
Asset retirement obligations and other	138,032	268,356
Deferred purchase price obligation – Anadarko	193,211	188,674
Total liabilities	$3,640,578	$3,383,246
Equity and partners’ capital
Common units (218,919,380 units issued and outstanding at March 31, 2016, and December 31, 2015, respectively)	$876,876	$1,060,842
Net investment by Anadarko	—	430,598
Noncontrolling interests	2,848,229	2,428,658
Total liabilities, equity and partners’ capital	$7,365,683	$7,303,344

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2016	2015 (1)
Cash flows from operating activities
Net income (loss)	$117,759	$(154,095)
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	65,095	68,975
Impairments	6,518	272,624
Gain (loss) on divestiture and other, net	632	6
Change in other items, net	45,879	6,742
Net cash provided by (used in) operating activities	235,883	194,252
Cash flows from investing activities
Capital expenditures	$(136,987)	$(211,567)
Contributions in aid of construction costs from affiliates	2,369	—
Acquisitions from affiliates	(713,596)	(765)
Investments in equity affiliates	474	(4,878)
Distributions from equity investments in excess of cumulative earnings	4,784	2,964
Proceeds from the sale of assets to third parties	138	22
Net cash provided by (used in) investing activities	(842,818)	(214,224)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$356,162	$140,000
Repayments of debt	—	(31,150)
Increase (decrease) in outstanding checks	(994)	(2,198)
Proceeds from the issuance of WES common units, net of offering expenses	—	31,075
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	440,000	—
Distributions to WGP unitholders	(88,389)	(68,409)
Distributions to Chipeta noncontrolling interest owner	(3,838)	(3,150)
Distributions to noncontrolling interest owners of WES	(63,425)	(54,879)
Net contributions from (distributions to) Anadarko	(27,632)	1,293
Above-market component of swap extensions with Anadarko	6,813	—
Net cash provided by (used in) financing activities	618,697	12,582
Net increase (decrease) in cash and cash equivalents	11,762	(7,390)
Cash and cash equivalents at beginning of period	99,694	67,213
Cash and cash equivalents at end of period	$111,456	$59,823

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield system.